                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-43

                                INVESTMENT TRUST
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)

                 Two International Place, Boston, MA 02110-4103
                -------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        7/31

Date of reporting period:       1/31/2004

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Large Company Growth Fund

Semiannual Report to Shareholders

January 31, 2004

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Account Management Resources

<Click Here> Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please see this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary January 31, 2004

Classes A, B, C, R and I

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares had a 1% front-end sales charge through February 29, 2004, and redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class R and I shares are not subject to sales charges.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Returns and rankings may differ by share class.

Returns prior to 8/2/99 for Class A shares, prior to 12/29/00 for Class B and C shares and prior to 11/3/03 for Class R shares are derived from the historical performance of Class S shares of the Scudder Large Company Growth Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 1/31/04
Scudder Large Company Growth Fund	6-Month++	1-Year	3-Year	5-Year	10-Year
Class A	11.42%	29.15%	-12.18%	-6.81%	6.91%
Class B	11.05%	28.17%	-12.86%	-7.55%	6.06%
Class C	10.98%	28.22%	-12.82%	-7.52%	6.09%
Class R	11.40%	28.87%	-12.47%	-7.16%	6.50%
Russell 1000 Growth Index+	14.23%	35.69%	-10.76%	-5.81%	9.18%

Scudder Large Company Growth Fund	6-Month++	1-Year	3-Year	Life of Class*
Class I	11.72%	29.85%	-11.77%	-11.08%
Russell 1000 Growth Index+	14.23%	35.69%	-10.76%	-8.52%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Class I commenced operations on December 29, 2000. Index returns begin December 31, 2000.
++ Total returns shown for periods less than one year are not annualized.

Net Asset Value
	Class A	Class B	Class C	Class R	Class I
Net Asset Value: 1/31/04	$ 22.64	$ 22.11	$ 22.13	$ 22.91	$ 22.97
11/3/03 (commencement of operations for Class R**)	$ -	$ -	$ -	$ 21.95	$ -
7/31/03	$ 20.32	$ 19.91	$ 19.94	$ -	$ 20.56

** Class R shares commenced operations on November 3, 2003 and are available for investment. Please refer to the Fund's prospectus for more information on Class R shares performance.
Class A Lipper Rankings - Large-Cap Growth Funds Category as of 1/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	386	of	609	64
3-Year	279	of	490	57

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Large Company Growth Fund - Class A [] Russell 1000 Growth Index+

Yearly periods ended January 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Comparative Results (Adjusted for Maximum Sales Charge) as of 1/31/04
Scudder Large Company Growth Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$12,172	$6,383	$6,624	$18,383
	Average annual total return	21.72%	-13.90%	-7.91%	6.28%
Class B	Growth of $10,000	$12,517	$6,485	$6,688	$18,009
	Average annual total return	25.17%	-13.44%	-7.73%	6.06%
Class C	Growth of $10,000	$12,693	$6,559	$6,696	$17,876
	Average annual total return	26.93%	-13.11%	-7.71%	5.98%
Class R	Growth of $10,000	$12,887	$6,706	$6,897	$18,776
	Average annual total return	28.87%	-12.47%	-7.16%	6.50%
Russell 1000 Growth Index+	Growth of $10,000	$13,569	$7,107	$7,413	$24,064
	Average annual total return	35.69%	-10.76%	-5.81%	9.18%

Scudder Large Company Growth Fund		1-Year	3-Year	Life of Class*
Class I	Growth of $10,000	$12,985	$6,869	$6,961
	Average annual total return	29.85%	-11.77%	-11.08%
Russell 1000 Growth Index+	Growth of $10,000	$13,569	$7,107	$7,598
	Average annual total return	35.69%	-10.76%	-8.52%

The growth of $10,000 is cumulative.

* Class I commenced operations on December 29, 2000. Index returns begin December 31, 2000.
+ The Russell 1000 Growth Index consists of those stocks in the Russell 1000 Index that have higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S is not available to new investors.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the product's most recent month-end performance.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Returns and rankings may differ by share class.

Returns shown for Class AARP shares for the periods prior to its inception on October 2, 2000 are derived from the historical performance of Class S shares of the Scudder Large Company Growth Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 1/31/04
Scudder Large Company Growth Fund	6-Month++	1-Year	3-Year	5-Year	10-Year
Class S	11.60%	29.52%	-11.94%	-6.57%	7.19%
Class AARP	11.60%	29.52%	-11.94%	-6.57%	7.19%
Russell 1000 Growth Index+	14.23%	35.69%	-10.76%	-5.81%	9.18%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

++ Total returns shown for periods less than one year are not annualized.
Net Asset Value
	Class AARP	Class S
Net Asset Value: 1/31/04	$ 22.90	$ 22.90
7/31/03	$ 20.52	$ 20.52

Class S Lipper Rankings - Large-Cap Growth Funds Category as of 1/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	366	of	609	60
3-Year	266	of	490	55
5-Year	220	of	323	68
10-Year	55	of	91	60

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] Scudder Large Company Growth Fund - Class S [] Russell 1000 Growth Index+

Yearly periods ended January 31

Comparative Results as of 1/31/04
Scudder Large Company Growth Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$12,952	$6,830	$7,117	$20,026
	Average annual total return	29.52%	-11.94%	-6.57%	7.19%
Class AARP	Growth of $10,000	$12,952	$6,830	$7,117	$20,026
	Average annual total return	29.52%	-11.94%	-6.57%	7.19%
Russell 1000 Growth Index+	Growth of $10,000	$13,569	$7,107	$7,413	$24,064
	Average annual total return	35.69%	-10.76%	-5.81%	9.18%

The growth of $10,000 is cumulative.

+ The Russell 1000 Growth Index consists of those stocks in the Russell 1000 Index that have higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Management Review

In the following interview, Lead Portfolio Manager Julie Van Cleave discusses the market environment and Scudder Large Company Growth Fund's performance and strategy for the six-month period ended January 31, 2004.

Q: Will you comment on the market environment for the fund during the past six months?

A: During the past six months, the rally in stocks broadened considerably, as the overall equity market performed well. Whereas the initial market rebound during the first six months of 2003 was confined primarily to the technology and consumer discretionary sectors, the last six months were characterized by all sectors showing marked improvement, including traditional value sectors such as industrials and utilities. While both growth- and value-oriented indices posted double-digit returns for the past six months, value outperformed growth.1 In addition, smaller-cap stocks continued to marginally outperform large-cap stocks.2

1 Growth stocks generally display above-average earnings growth and are expected to increase profits faster than the overall market. Value stocks are companies whose stock prices generally do not fully reflect their intrinsic value.
2 As a general guideline, the market capitalization is $5 billion or more for large caps, $1 billion to $5 billion for medium caps, $250 million to $1 billion for small caps and less than $250 million for micro caps. Market capitalization represents the market price of an entire company. It is calculated by multiplying the number of shares outstanding by the price per share.

Q: How did the fund perform during the period?

A: For the semiannual period ended January 31, 2004, the fund posted an 11.42% total return (Class A shares, unadjusted for maximum sales charges; if sales charges had been included, return would have been lower), compared with the 14.23% return of its benchmark, the Russell 1000 Growth Index, and the 11.81% average return of its peers in the Lipper Large-Cap Growth Funds category.3 (Please see pages 3 through 7 for performance of other share classes and more complete performance information.) The fund's underperformance vs. the index and its peers is attributable mainly to individual stock selection. Past performance is no guarantee of future results.

3 The Lipper Large-Cap Growth Funds category is an unmanaged group of 624 mutual funds that primarily invest in large-cap stocks with a greater-than-average growth orientation compared with the overall market. Returns reflect the reinvestment of all distributions. It is not possible to invest directly in a Lipper category.

Q: How did the improving economy affect stock market performance?

A: The improving economy drove stock market returns higher. The Federal Reserve continued to pursue an accommodative monetary policy, which meant easier credit and led to more spending by consumers. Therefore, we held a positive view of the consumer and the fund maintained an overweight in consumer stocks.4 In addition, Chairman Greenspan indicated that he's not particularly concerned about the already weakened US dollar falling much further. At the end of the period, the fund continued to hold several US-based multinationals, which benefit disproportionately from the weaker dollar.5

4 "Overweight" means we hold a higher percentage of a particular security than its baseline representation in the benchmark index. "Underweight" means we hold a lower percentage than the benchmark.
5 A weaker dollar benefits US multinational companies, as proceeds from foreign sales are translated back to US dollars. If the dollar is weak, it implies that foreign currencies are stronger and therefore, foreign sales translate into more dollars because the foreign currency is worth more in dollar terms. In addition, having their costs based in dollars allows US companies to price more aggressively than foreign competitors whose costs are based on a stronger currency.

We also saw the US economy continue to improve on a broad basis, with strengthening evident in the industrial as well as the consumer portions. The key question for the stock market in the coming months centers on how much of the economic improvement has already been factored into the value of stocks. Going forward, we need to see further gains in the economy to support share price appreciation at the current rate.

Q: How would you describe your investment process?

A: Our investment discipline starts with a thorough analysis of economic trends. This analysis helps our efforts to select industries that are likely to be the strongest drivers of growth. That process is combined with in-depth company research to narrow the field of investment candidates. We also work closely with our team of Scudder research analysts to identify companies within those industries that we believe offer the best potential for delivering strong and sustainable earnings growth. Stocks are ultimately chosen based on a thorough evaluation of each company's management and strategy.

Q: What sectors and individual holdings contributed to the fund's performance during the six-month period?

A: I think we did a good job of getting the big picture right in terms of sector allocation. The fund was overweight in sectors that performed well during the period, such as energy and technology, and the fund was underweight in sectors that lagged the market, such as health care. The fund's overweight in energy was the largest positive contributor to performance. The market is beginning to recognize what we have believed for a while - that long-term growth opportunities exist in the energy sector, specifically in the energy equipment and service industry. Examples of energy sector strength holdings include Schlumberger Ltd. (a provider of information technology solutions to manage oil fields), Nabors Industries Ltd. (a drilling contractor) and Devon Energy Corp. (an oil/gas explorer and site developer), up 37%, 23% and 19%, respectively, over the last six months.

Additional contributions to performance came from our continued overweight in technology and the strength of technology holdings EMC Corp., up 32%, Xilinx, Inc., up 60%, Analog Devices, Inc., up 26%, and Cisco Systems, Inc., up 32%. We continued to overweight the fund in technology as part of a larger emphasis on cyclical companies, a decision that was rewarded in the last six months.6

6 "Cyclical" describes companies and industries subject to a pattern (cycle) of growth and decline, often related to greater trends in the economy.

Q: What detracted from performance?

A: Disappointing stock selection led to underperformance versus the fund's benchmark. This became apparent as some of the largest contributors and detractors came from the same sectors. Examples include the health care sector where Zimmer Holdings, Inc., a maker of orthopedic products, was up strongly over the six-month period while Medtronic, Inc., a manufacturer of medical equipment, was one of the largest detractors from performance. Though Medtronic, Inc. posted strong earnings, it failed to exceed analysts' earnings expectations because of increased research and development costs. In the consumer discretionary sector, strong performers such as International Game Technology and Staples, Inc. were offset by weakness in holdings such as Kohl's Corp. and Target Corp. Within the consumer staples sector, Colgate-Palmolive Co. detracted from performance over the last six months, though the stock appears to be starting 2004 on a strong note.

We continued to invest for the fund based on our key selection criteria of growth, quality and innovation. New holdings that met those criteria over the six-month period include AFLAC, Inc., American Express Co., CR Bard, Inc., Dell, Inc., Goldman Sachs, Inc., Intuit, Inc. and Symantec Corp., as well as medical device supplier Boston Scientific Corp.

Q: Were there other factors that determined performance?

A: Quality rankings and market capitalization also played a role in determining relative performance during the six-month period and throughout 2003. Within the broader market, stocks rated A by Standard & Poor's returned 27% in 2003, slightly behind the overall market, whereas lower quality C-rated and D-rated companies were up approximately 80%. The portfolio has little to no exposure to the C and D categories, as we target the average holding to the A- level. The fund's relative performance during the period is very much in line with the quality of its holdings. In addition, small-cap stocks have been a strong factor in the market rally, and obviously the fund does not participate in that category.

The fund's return reflects our relatively conservative, diversified style of management. We continue to believe that as the market rally continues to broaden, our long-term approach will be rewarded. We believe that Scudder Large Company Growth Fund remains an attractive vehicle for investors seeking to benefit from the long-term growth of large, high-quality companies.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary January 31, 2004

Asset Allocation	1/31/04	7/31/03

Common Stocks	98%	98%
Other	1%	-
Cash Equivalents	1%	2%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	1/31/04	7/31/03

Information Technology	31%	27%
Health Care	20%	21%
Consumer Discretionary	15%	15%
Consumer Staples	11%	13%
Industrials	8%	9%
Financials	8%	9%
Energy	5%	5%
Materials	1%	1%
Other	1%	-
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at January 31, 2004 (35.3% of Portfolio)
1. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self-medications	5.3%
2. Microsoft Corp. Developer of computer software	5.2%
3. Intel Corp. Designer, manufacturer and seller of computer components and related products	4.0%
4. Cisco Systems, Inc. Developer of computer network products	3.8%
5. General Electric Co. Industrial conglomerate	3.7%
6. Johnson & Johnson Provider of health care products	3.4%
7. Wal-Mart Stores, Inc. Operator of discount stores	2.9%
8. United Technologies Corp. Manufacturer of aerospace equipment, climate control systems and elevators	2.6%
9. EMC Corp. Provider of enterprise storage systems, software, networks and services	2.2%
10. Amgen, Inc. Developer of pharmaceuticals	2.2%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request no earlier than 15 days after month end. Please see the Account Management Resources section for contact information.

Investment Portfolio as of January 31, 2004 (Unaudited)

	Shares	Value ($)

Common Stocks 98.1%
Consumer Discretionary 14.7%
Automobiles 1.5%
Harley-Davidson, Inc.	156,900	8,008,176
Hotel Restaurants & Leisure 2.4%
Brinker International, Inc.*	103,400	3,655,190
International Game Technology	256,200	9,597,252
		13,252,442
Media 5.8%
Clear Channel Communications, Inc.	115,800	5,209,842
Comcast Corp. "A"*	206,200	6,794,290
New York Times Co. "A"	95,400	4,636,440
Omnicom Group, Inc.	96,850	7,980,440
Viacom, Inc. "B"	174,950	7,050,485
		31,671,497
Multiline Retail 2.4%
Kohl's Corp.*	102,900	4,558,470
Target Corp.	217,500	8,256,300
		12,814,770
Specialty Retail 2.6%
Bed Bath & Beyond, Inc.*	84,600	3,435,606
Home Depot, Inc.	74,200	2,631,874
Lowe's Companies, Inc.	51,000	2,731,050
Staples, Inc.*	207,300	5,516,253
		14,314,783
Consumer Staples 11.2%
Beverages 2.8%
Anheuser-Busch Companies, Inc.	92,200	4,676,384
PepsiCo, Inc.	221,440	10,465,254
		15,141,638
Food & Drug Retailing 4.2%
Wal-Mart Stores, Inc.	289,600	15,594,960
Walgreen Co.	209,800	7,248,590
		22,843,550
Food Products 0.8%
General Mills, Inc.	98,200	4,461,226
Household Products 3.4%
Colgate-Palmolive Co.	152,750	7,831,493
Procter & Gamble Co.	105,100	10,623,508
		18,455,001
Energy 4.6%
Energy Equipment & Services 2.5%
Baker Hughes, Inc.	148,000	5,191,840
Nabors Industries Ltd.*	113,600	4,998,400
Schlumberger Ltd.	52,200	3,193,596
		13,383,836
Oil & Gas 2.1%
Devon Energy Corp.	110,400	6,233,184
EOG Resources, Inc.*	112,800	5,109,840
		11,343,024
Financials 7.8%
Banks 0.9%
Fifth Third Bancorp.	88,000	5,085,520
Consumer Finance 0.8%
American Express Co.	86,900	4,504,896
Diversified Financial Services 4.9%
Citigroup, Inc.	158,900	7,862,372
Fannie Mae	54,500	4,201,950
Goldman Sachs Group, Inc.	13,500	1,343,925
Lehman Brothers Holdings, Inc.	79,900	6,559,790
Morgan Stanley	118,100	6,874,601
		26,842,638
Insurance 1.2%
AFLAC, Inc.	39,400	1,453,072
American International Group, Inc.*	76,937	5,343,274
		6,796,346
Health Care 19.9%
Biotechnology 2.8%
Amgen, Inc.*	187,500	12,091,875
Biogen Idec, Inc.*	75,100	3,213,529
		15,305,404
Health Care Equipment & Supplies 5.3%
Baxter International, Inc.	132,500	3,862,375
Boston Scientific Corp.*	80,600	3,287,674
C.R. Bard, Inc.	28,800	2,712,960
Medtronic, Inc.*	203,200	10,001,504
Zimmer Holdings, Inc.*	115,400	8,828,100
		28,692,613
Health Care Providers & Services 0.9%
UnitedHealth Group, Inc.	77,400	4,712,112
Pharmaceuticals 10.9%
Johnson & Johnson	348,106	18,595,822
Merck & Co., Inc.	87,000	4,141,200
Pfizer, Inc.	789,657	28,925,136
Teva Pharmaceutical Industries Ltd. (ADR)	118,900	7,441,951
		59,104,109
Industrials 8.1%
Aerospace & Defense 2.6%
United Technologies Corp.	148,800	14,216,352
Air Freight & Logistics 0.9%
FedEx Corp.	73,400	4,938,352
Industrial Conglomerates 4.6%
3M Co.	65,600	5,188,304
General Electric Co.	593,850	19,971,176
		25,159,480
Information Technology 31.1%
Communications Equipment 3.8%
Cisco Systems, Inc.*	805,690	20,657,892
Computers & Peripherals 4.5%
Dell, Inc.*	106,000	3,547,820
EMC Corp.*	865,600	12,153,024
International Business Machines Corp.	87,800	8,712,394
		24,413,238
IT Consulting & Services 2.1%
Fiserv, Inc.*	150,900	5,637,624
Paychex, Inc.	148,400	5,562,032
		11,199,656
Semiconductors & Semiconductor Equipment 10.9%
Analog Devices, Inc.*	197,100	9,431,235
Applied Materials, Inc.*	489,160	10,644,121
Intel Corp.	702,860	21,507,516
Linear Technology Corp.	161,460	6,458,400
Texas Instruments, Inc.	198,300	6,216,705
Xilinx, Inc.*	120,000	5,029,200
		59,287,177
Software 9.8%
BEA Systems, Inc.*	207,100	2,615,673
Electronic Arts, Inc.*	148,800	6,972,768
Intuit, Inc.*	27,000	1,361,340
Microsoft Corp.	1,018,200	28,153,230
Oracle Corp.*	323,500	4,467,535
Symantec Corp.*	78,000	3,026,400
VERITAS Software Corp.*	199,100	6,542,426
		53,139,372
Materials 0.7%
Chemicals
Ecolab, Inc.	149,200	4,053,764
Total Common Stocks (Cost $379,371,624)		533,798,864

Other 0.5%
IShares Nasdaq Biotechnology Index* (Cost $2,597,529)	32,600	2,505,310

Cash Equivalents 1.4%
Scudder Cash Management QP Trust 1.09% (b) (Cost $7,594,147)	7,594,147	7,594,147
Total Investment Portfolio - 100.0% (Cost $389,563,300) (a)		543,898,321

* Non-income producing security.
(a) The cost for federal income tax purposes was $393,242,570. At January 31, 2004, net unrealized appreciation for all securities based on tax cost was $150,655,751. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $158,401,613 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $7,745,862.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of January 31, 2004 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $381,969,153)	$ 536,304,174
Investment in Scudder Cash Management QP Trust (cost $7,594,147)	7,594,147
Total investments in securities, at value (cost $389,563,300)	543,898,321
Cash	10,000
Receivable for investments sold	2,666,271
Dividends receivable	247,379
Interest receivable	6,873
Receivable for Fund shares sold	719,437
Total assets	547,548,281
Liabilities
Payable for investments purchased	2,704,840
Payable for Fund shares redeemed	1,484,404
Accrued management fee	317,919
Other accrued expenses and payables	157,999
Total liabilities	4,665,162
Net assets, at value	$ 542,883,119
Net Assets
Net assets consist of: Accumulated net investment loss	(305,645)
Net unrealized appreciation (depreciation) on investments	154,335,021
Accumulated net realized gain (loss)	(392,571,394)
Paid-in capital	781,425,137
Net assets, at value	$ 542,883,119

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of January 31, 2004 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($46,463,916 / 2,052,079 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 22.64
Maximum offering price per share (100 / 94.25 of $22.64)	$ 24.02
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($4,070,785 / 184,144 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 22.11
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($3,249,650 / 146,843 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 22.13
Maximum offering price per share (100 / 99.00 of $22.13)	$ 22.35
Class I Net Asset Value, offering and redemption price per share ($21,519,719 / 937,062 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 22.97
Class R Net Asset Value, offering and redemption price per share ($211,660 / 9,240 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 22.91
Class AARP Net Asset Value, offering and redemption price per share ($8,703,037 / 380,031 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 22.90
Class S Net Asset Value, offering and redemption price per share ($458,664,352 / 20,026,811 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 22.90

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended January 31, 2004 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $4,969)	$ 2,494,455
Interest - Scudder Cash Management QP Trust	30,913
Total Income	2,525,368
Expenses: Management fee	1,925,164
Administrative fee	811,762
Distribution service fees	88,182
Trustees' fees and expenses	4,132
Other	1,804
Total expenses, before expense reductions	2,831,044
Expense reductions	(31)
Total expenses, after expense reductions	2,831,013
Net investment income (loss)	(305,645)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	2,859,583
Net unrealized appreciation (depreciation) during the period on investments	56,866,391
Net gain (loss) on investment transactions	59,725,974
Net increase (decrease) in net assets resulting from operations	$ 59,420,329

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended January 31, 2004 (Unaudited)	Year Ended July 31, 2003
Operations: Net investment income (loss)	$ (305,645)	$ (644,441)
Net realized gain (loss) on investment transactions	2,859,583	(43,463,404)
Net unrealized appreciation (depreciation) on investment transactions during the period	56,866,391	86,352,829
Net increase (decrease) in net assets resulting from operations	59,420,329	42,244,984
Fund share transactions: Proceeds from shares sold	52,952,149	135,189,765
Cost of shares redeemed	(93,044,961)	(214,379,178)
Net increase (decrease) in net assets from Fund share transactions	(40,092,812)	(79,189,413)
Increase (decrease) in net assets	19,327,517	(36,944,429)
Net assets at beginning of period	523,555,602	560,500,031
Net assets at end of period (including accumulated net investment loss of $305,645 at January 31, 2004)	$ 542,883,119	$ 523,555,602

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended July 31,	2004[a]	2003	2002	2001	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$ 20.32	$ 18.64	$ 27.15	$ 42.37	$ 33.27
Income (loss) from investment operations: Net investment income (loss)[c]	(.04)	(.07)	(.14)	(.11)	(.29)
Net realized and unrealized gain (loss) on investment transactions	2.36	1.75	(8.37)	(14.08)	9.98
Total from investment operations	2.32	1.68	(8.51)	(14.19)	9.69
Less distributions from: Net realized gains on investment transactions	-	-	-	(1.03)	(.59)
Net asset value, end of period	$ 22.64	$ 20.32	$ 18.64	$ 27.15	$ 42.37
Total Return (%)[d]	11.42**	9.01	(31.34)	(33.95)	29.22**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	46	41	44	68	58
Ratio of expenses before expense reductions (%)	1.28*	1.27	1.28	1.32[e]	1.43f*
Ratio of expenses after expense reductions (%)	1.28*	1.27	1.28	1.32[e]	1.42f*
Ratio of net investment income (loss) (%)	(.36)*	(.36)	(.57)	(.55)	(.74)*
Portfolio turnover rate (%)	15*	31	48	87	56
[a] For the six months ended January 31, 2004 (Unaudited).
[b] For the period from August 2, 1999 (commencement of operations of Class R shares) to July 31, 2000.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charge.
[e] The ratios of operating expenses include a one-time reduction in reorganization expenses from fiscal 2000. The ratios before and after expense reductions were 1.34% and 1.34%, respectively.
[f] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.37% and 1.37%, respectively.
* Annualized
** Not annualized

Class B
Years Ended July 31,	2004[a]	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 19.91	$ 18.42	$ 27.04	$ 33.00
Income (loss) from investment operations: Net investment income (loss)[c]	(.12)	(.21)	(.31)	(.24)
Net realized and unrealized gain (loss) on investment transactions	2.32	1.70	(8.31)	(5.72)
Total from investment operations	2.20	1.49	(8.62)	(5.96)
Net asset value, end of period	$ 22.11	$ 19.91	$ 18.42	$ 27.04
Total Return (%)[d]	11.05**	8.09	(31.88)	(18.06)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	3	2	1
Ratio of expenses (%)	2.08*	2.07	2.08	2.13*
Ratio of net investment income (loss) (%)	(1.17)*	(1.16)	(1.37)	(1.38)*
Portfolio turnover rate (%)	15*	31	48	87
[a] For the six months ended January 31, 2004 (Unaudited).
[b] For the period from December 29, 2000 (commencement of operations of Class B shares) to July 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charge.
* Annualized
** Not annualized

Class C
Years Ended July 31,	2004[a]	2003	2002	2001[b]
Selected per share data
Net asset value, beginning of period	$ 19.94	$ 18.43	$ 27.04	$ 33.00
Income (loss) from investment operations: Net investment income (loss)[c]	(.12)	(.20)	(.30)	(.23)
Net realized and unrealized gain (loss) on investment transactions	2.31	1.71	(8.31)	(5.73)
Total from investment operations	2.19	1.51	(8.61)	(5.96)
Net asset value, end of period	$ 22.13	$ 19.94	$ 18.43	$ 27.04
Total Return (%)[d]	10.98**	8.19	(31.84)	(18.06)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	2	1	1
Ratio of expenses (%)	2.06*	2.04	2.06	2.10*
Ratio of net investment income (loss) (%)	(1.14)*	(1.13)	(1.35)	(1.35)*
Portfolio turnover rate (%)	15*	31	48	87
[a] For the six months ended January 31, 2004 (Unaudited).
[b] For the period from December 29, 2000 (commencement of operations of Class C shares) to July 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charge.
* Annualized
** Not annualized

Class I
Years Ended July 31,	2004[a]	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 20.56	$ 18.77	$ 27.23	$ 33.00
Income (loss) from investment operations: Net investment income (loss)[c]	.01	.02	(.01)	(0.02)
Net realized and unrealized gain (loss) on investment transactions	2.40	1.77	(8.45)	(5.75)
Total from investment operations	2.41	1.79	(8.46)	(5.77)
Net asset value, end of period	$ 22.97	$ 20.56	$ 18.77	$ 27.23
Total Return (%)	11.72**	9.54	(31.07)	(17.48)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	22	20.003		.001
Ratio of expenses (%)	.81*	.81	.81	.85*
Ratio of net investment income (loss) (%)	.11*	.10	(.10)	(.10)*
Portfolio turnover rate (%)	15*	31	48	87
[a] For the six months ended January 31, 2004 (Unaudited).
[b] For the period from December 29, 2000 (commencement of operations of Class I shares) to July 31, 2001.
[c] Based on average shares outstanding during the period.
* Annualized
** Not annualized

Class R
2004[a]
Selected Per Share Data
Net asset value, beginning of period	$ 21.95
Income (loss) from investment operations: Net investment income (loss)[b]	(.02)
Net realized and unrealized gain (loss) on investment transactions	.98
Total from investment operations	.96
Net asset value, end of period	$ 22.91
Total Return (%)	4.37**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.2
Ratio of expenses (%)	1.10*
Ratio of net investment income (loss) (%)	(.37)*
Portfolio turnover rate (%)	15*
[a] For the period from November 3, 2003 (commencement of operations of Class R shares) to January 31, 2004 (Unaudited).
[b] Based on average shares outstanding during the period.
* Annualized
** Not annualized

Class AARP
Years Ended July 31,	2004[a]	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 20.52	$ 18.78	$ 27.28	$ 40.17
Income (loss) from investment operations: Net investment income (loss)[c]	(.01)	(.02)	(.07)	(.07)
Net realized and unrealized gain (loss) on investment transactions	2.39	1.76	(8.43)	(11.79)
Total from investment operations	2.38	1.74	(8.50)	(11.86)
Less distributions from: Net realized gains on investment transactions	-	-	-	(1.03)
Net asset value, end of period	$ 22.90	$ 20.52	$ 18.78	$ 27.28
Total Return (%)	11.60**	9.27	(31.16)	(30.00)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	6	6	10
Ratio of expenses (%)	1.01*	1.01	1.01	1.05*
Ratio of net investment income (loss) (%)	(.09)*	(.10)	(.30)	(.26)*
Portfolio turnover rate (%)	15*	31	48	87
[a] For the six months ended January 31, 2004 (Unaudited).
[b] For the period from October 2, 2000 (commencement of operations of Class AARP shares) to July 31, 2001.
[c] Based on average shares outstanding during the period.
* Annualized
** Not annualized

Class S
Years Ended July 31,	2004[a]	2003	2002	2001	2000	1999[b]	1998[c]
Selected Per Share Data
Net asset value, beginning of period	$ 20.52	$ 18.78	$ 27.29	$ 42.46	$ 33.35	$ 28.17	$ 25.10
Income (loss) from investment operations:
Net investment income (loss)[d]	(.01)	(.02)	(.07)	(.10)	(.21)	(.11)	(.02)
Net realized and unrealized gain (loss) on investment transactions	2.39	1.76	(8.44)	(14.04)	9.91	7.00	4.55
Total from investment operations	2.38	1.74	(8.51)	(14.14)	9.70	6.89	4.53
Less distributions from: Net realized gains on investment transactions	-	-	-	(1.03)	(.59)	(1.71)	(1.46)
Net asset value, end of period	$ 22.90	$ 20.52	$ 18.78	$ 27.29	$ 42.46	$ 33.35	$ 28.17
Total Return (%)	11.60**	9.27	(31.18)	(33.75)	29.15	24.83**	18.86
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	459	451	506	875	1,415	829	502
Ratio of expenses before expense reductions (%)	1.01*	1.01	1.01	1.07[e]	1.21[f]	1.23*	1.19
Ratio of expenses after expense reductions (%)	1.01*	1.01	1.01	1.07[e]	1.21[f]	1.23*	1.19
Ratio of net investment income (loss) (%)	(.09)*	(.10)	(.30)	(.30)	(.53)	(.46)*	(.06)
Portfolio turnover rate (%)	15*	31	48	87	56	63*	54
[a] For the six months ended January 31, 2004 (Unaudited).
[b] For the nine months ended July 31, 1999. On August 10, 1998, the Fund changed its fiscal year end from October 31 to July 31.
[c] For the year ended October 31.
[d] Based on average shares outstanding during the period.
[e] The ratios of operating expenses include a one-time reduction in reorganization expenses from fiscal 2000. The ratios before and after expense reductions were 1.08% and 1.08%, respectively.
[f] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.17% and 1.17%, respectively.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Large Company Growth Fund (the "Fund") is a diversified series of Investment Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Effective March 1, 2004, Class C shares will no longer be offered with an initial sales charge. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. On November 3, 2003, the Fund commenced offering Class R shares which are offered to investors without an initial sales charge. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provisions was required.

At July 31, 2003, the Fund had a net tax basis capital loss carryforward of approximately $357,927,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until July 31, 2009 ($8,462,000), July 31, 2010 ($271,304,000) and July 31, 2011 ($78,161,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2002 through July 31, 2003, the Fund incurred approximately $33,144,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending July 31, 2004.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions, if any, will be at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended January 31, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $39,897,691 and $79,255,166, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.70% of the first $1,500,000,000 of the Fund's average daily net assets, 0.65% of the next $500,000,000 of such net assets and 0.60% of such net assets in excess of $2,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended January 31, 2004, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.70% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.325%, 0.375%, 0.35%, 0.10%, 0.30% and 0.30% of the average daily net assets for Class A, B, C, I, AARP and S shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, C, I and R shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. These affiliated entities have in turn entered into various agreements with third-party service providers to provide these services. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the six months ended January 31, 2004, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at January 31, 2004
Class A	$ 72,497	$ 13,478
Class B	6,801	1,304
Class C	4,981	966
Class I	10,366	1,712
Class AARP	11,341	2,082
Class S	705,776	113,340
	$ 811,762	$ 132,882

The Administrative Agreement between the Advisor and the Fund had been scheduled to terminate effective September 30, 2003. The Advisor and the Fund have agreed to temporarily continue the Administrative Agreement until March 31, 2004. Effective April 1, 2004, the Fund will directly bear the cost of expenses formerly covered under the Administrative Agreement. In addition, effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.05% of average daily net assets for Class A, B, C, I, AARP and S shares (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustees and trustee counsel fees). For Class R shares, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the operating expenses at 1.55%, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and trustees and trustee counsel fees. This expense cap will remain in effect until September 30, 2005.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75%, 0.75% and 0.25% of average daily net assets of Class B, C and R shares, respectively. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares, respectively. For the six months ended January 31, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at January 31, 2004
Class B	$ 13,602	$ 2,615
Class C	10,675	2,078
Class R	39	23
	$ 24,316	$ 4,716

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended January 31, 2004, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at January 31, 2004	Effective Rate
Class A	$ 55,767	$ 19,754.25%
Class B	4,526	1,785.25%
Class C	3,550	1,391.25%
Class R	23	23.15%
	$ 63,866	$ 22,953

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A and C shares for the six months ended January 31, 2004 aggregated $3,003 and $37, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended January 31, 2004, the CDSC for Class B and C shares aggregated $4,192 and $89, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended January, 2004, SDI received none.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the six months ended January 31, 2004, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $31 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended January 31, 2004		Year Ended July 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	404,143	$ 8,708,764	1,039,863	$ 19,409,649
Class B	45,107	950,641	86,778	1,590,881
Class C	46,190	977,485	84,542	1,553,172
Class I	45,383	990,000	1,140,074	21,246,152
Class R*	9,603	228,017	-	-
Class AARP	107,417	2,355,194	112,433	2,146,953
Class S	1,783,318	38,742,048	4,748,596	89,242,958
		$ 52,952,149		$ 135,189,765
Shares redeemed
Class A	(371,460)	$ (8,033,402)	(1,406,310)	$ (25,994,591)
Class B	(19,189)	(407,366)	(41,265)	(751,919)
Class C	(20,018)	(426,607)	(45,233)	(835,282)
Class I	(68,726)	(1,501,126)	(179,843)	(3,397,208)
Class R*	(363)	(8,411)	-	-
Class AARP	(43,674)	(951,436)	(125,058)	(2,319,294)
Class S	(3,719,268)	(81,716,613)	(9,744,617)	(181,080,884)
		$ (93,044,961)		$ (214,379,178)
Net increase (decrease)
Class A	32,683	$ 675,362	(366,447)	$ (6,584,942)
Class B	25,918	543,275	45,513	838,962
Class C	26,172	550,878	39,309	717,890
Class I	(23,343)	(511,126)	960,231	17,848,944
Class R*	9,240	219,606	-	-
Class AARP	63,743	1,403,758	(12,625)	(172,341)
Class S	(1,935,950)	(42,974,565)	(4,996,021)	(91,837,926)
		$ (40,092,812)		$ (79,189,413)

* For the period November 3, 2003 (commencement of operations of Class R shares) to January 31, 2004.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	SGGAX	SGGBX	SGGCX
CUSIP Number	460965-692	460965-684	460965-676
Fund Number	469	669	769

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAIL™ (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web sites - aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SLGRX	SCQGX
Fund Number	160	060

For shareholders of Class R

Automated Information Lines	Scudder Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

scudder.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a Scudder service representative.
Written Correspondence	Scudder Retirement Services 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 543-5776.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Nasdaq Symbol	SCQRX
CUSIP Number	460965-841
Fund Number	1510

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

For AARP shareholders only: Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor's status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. Investors may do so by filling out and returning the enclosed "opt-out" form. With respect to accounts that are jointly held, an opt-out form received from any of the joint account holders will be applied to the entire account.

Questions on this policy may be sent to:

For Class AARP:
AARP Investment Program, Attention: Correspondence,
P.O. Box 219735, Kansas City, MO 64121-9735

For Class S:
Scudder Investments, Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

For all other classes:
Scudder Investments, Attention: Correspondence - Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

August 2003

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                        Not applicable.

ITEM 8.         [RESERVED]

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Trust, Two
International Place, Boston, MA 02110.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) During the filing period of the report, management identified a significant deficiency relating to the overall fund expense payment and accrual process.
Management discussed these matters with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

ITEM 11.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Large Company Growth Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               March 29, 2004
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Large Company Growth Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               March 29, 2004
                                    ---------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               March 29, 2004
                                    ---------------------------